EXHIBIT 3.1.3

                          MINNESOTA SECRETARY OF STATE

                     NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

      Please read the instructions on the back before completing this form.

1. Entity Name:

         Go-Rachels.com Corp.
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2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

         8120 Penn Avenue South, Suite 140     Bloomington     MN     55431
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3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

         NONE
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_________If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes 509.48 as if I had signed this notice under oath.

                 /s/ Larry Castriotta
                 --------------------
                 Larry Castriotta

Signature of Authorized Person

Name and Telephone Number of a Contact
Person                                   Larry Castriotta, CEO    (952) 884-2305
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     Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability
                               Companies: $35.00.

                       Non-Minnesota Corporations: $50.00.

                    Make checks payable to Secretary of State

                     Return to: Minnesota Secretary of State
                             180 State Office Bldg.
                              100 Constitution Ave.
                             St. Paul, MN 55155-1299
                                 (651) 296-2803

                                                              [Filing Stamp]
                                                              STATE OF MINNESOTA
                                                              FILED

                                                              Jul 19 2000
                                                              Mary Kiffmeyer
                                                              Secretary of State